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                                                               EXHIBIT 10.46

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") OR ANY STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED PURSUANT TO AN INVESTMENT REPRESENTATION ON THE PART OF THE PURCHASER HEREOF AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, BY THE PURCHASER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, IN EITHER CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT, AND APPLICABLE STATE SECURITIES LAWS.

                             ECOSCIENCE CORPORATION

                          Common Stock Purchase Warrant
                                       to
                             Purchase 156,000 Shares
                                       of
                                  Common Stock

                This Common Stock Purchase Warrant is issued to:

           TAGLICH BROTHERS, D'AMADEO, WAGNER & COMPANY, INCORPORATED
                                 100 Wall Street
                                   10th Floor
                               New York, NY 10005

by ECOSCIENCE CORPORATION, a Delaware corporation (hereinafter called the "Company", which term shall include its successors and assigns).

     FOR VALUE RECEIVED and subject to the terms and conditions hereinafter set out, the registered holder of this Warrant is entitled upon surrender of this Warrant to purchase from the Company One Hundred Fifty-Six Thousand (156,000) fully paid and nonassessable shares of Common Stock, no par value (the "Common Stock"), at the price of $2.00 per share.

     This Warrant shall expire at the close of business on September 24, 2001.


     1. (a) The right to purchase shares of Common Stock represented by this Warrant may be exercised by the registered holder hereof, in whole or in part by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company at 10 Alvin Court, East Brunswick, New Jersey 08816, (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment to the Company, by cash or by certified check or bank draft, of the Warrant Purchase Price (as hereinafter defined) for such shares. The Company agrees that the shares so purchased shall be deemed to be issued to the registered holder hereof as the record

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owner of such shares as of the close of business on the date on which this
Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares so purchased (together with a cash adjustment in lieu of any fraction of a share) shall be delivered to the registered holder hereof within a reasonable time, not exceeding five (5) business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised, in all other respects identical with this Warrant, shall also be issued and delivered to the registered holder hereof within such time, or, at the request of such registered holder, appropriate notation may be made on his Warrant and the same returned to such registered holder.

         (b) This Warrant may be exercised to acquire, from and after the date hereof, the number of shares of Common Stock set forth on the first page hereof; provided, however, the right hereunder to purchase such shares of Common Stock shall expire at the close of business on September 24, 2001.

    2. This Warrant is being issued by the Company to Taglich Brothers, D'Amadeo, Wagner & Company, Incorporated ("Taglich Brothers") pursuant to a Placement Agreement between the Company and Taglich Brothers dated September 12, 1996, whereby the Company agreed to issue a five (5) year warrant exercisable at $2.00 per share to Taglich Brothers equal to fifteen (15%) percent of the total number of shares of Common Stock sold by Taglich Brothers in a Private Placement pursuant to a Confidential Private Placement Memorandum dated September 20, 1996 ("Memorandum").

    3. The Company covenants and agrees that all Common Stock upon issuance against payment of the exercise price pursuant to this Warrant will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Company covenants and agrees that it will take from time to time all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Purchase Price. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have at all times authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant, and will procure at its sole expense upon each such reservation of shares the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which the Common Stock is then listed or inter-dealer trading systems on which the Common Stock is then traded. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock may be listed or inter-dealer trading system on which the Common Stock is then traded. The Company will not take any action which would result in any adjustment in the number of shares of Common Stock purchasable hereunder if the total number of shares of Common Stock issuable pursuant to the terms of this Warrant after such action upon full exercise of this Warrant and, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and other

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rights to purchase shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation, as then amended.

    4.   The above provisions are, however, subject to the following:

         (a) The Initial Warrant Purchase Price shall be $2.00 per share. Such purchase price shall be subject to an adjustment from time to time as hereinafter provided (such price or price as last adjusted, as the case may be, being herein called the "Warrant Purchase Price"). Upon each adjustment of the Warrant Purchase Price, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by (i) multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and (ii) dividing the product thereof by the Warrant Purchase Price resulting from such adjustment.

         (b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased.

         (c) If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this paragraph 4(c)), lawful and adequate provisions shall be made whereby the registered holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the registered holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof (including an immediate adjustment, by reason of such consolidation or merger, of the Warrant Purchase Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Warrant Purchase Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company with or into another corporation as a result of which a number of shares of common stock of the surviving

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corporation greater or lesser than the number of shares of Common Stock of the
Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock of the Company, then the Warrant Purchase Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase or otherwise acquire. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the registered holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the amount of stock, securities or assets then issuable with respect to the number of shares of Common Stock of the Company in accordance with such offer. The term "Person" as used in this paragraph 4(c) shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof. For the purposes of this paragraph 4(c), an Affiliate of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect preferred control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

         (d) In case the Company shall sell or issue (i) Common Stock (except upon exercise or conversion of options, warrants or convertible or exchangeable securities either issued prior to the date hereof or as to which there has already been adjustment pursuant to subdivision (ii)) or (ii) rights, options, warrants or convertible or exchangeable securities exchangeable or exercisable into Common Stock (collectively, "Rights") of the Company at a price per share which is lower (at the record date for such issuance) than the then Warrant Purchase Price per share of Common Stock, the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock or Rights, plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock or Rights plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Warrant Purchase Price per share of Common Stock. Such adjustment shall be made whenever such Common Stock or Rights are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such Rights.

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         (e)  Whenever the Warrant Purchase Price and the number of shares of
Common Stock shall be adjusted as herein provided, the Company shall compute the adjusted Warrant Purchase Price and the adjusted number of shares of Common Stock in accordance with such provisions and shall prepare a certificate signed by its President, any Vice President, Treasurer or Secretary setting forth the adjusted Warrant Purchase Price and the adjusted number of shares of Common Stock which may be acquired and showing in reasonable detail the facts upon which such adjustments are based, and the Company shall cause to be mailed to the registered holder of this Warrant a notice stating that the Warrant Purchase Price and the number of shares of Common Stock have been adjusted and setting forth the adjusted Warrant Purchase Price and the adjusted number of shares of Common Stock.

         (f)  In case at any time:

              (i) the Company shall declare any cash dividend upon its Common Stock payable at a rate in excess of the rate of the last cash dividend theretofore paid;

              (ii) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of its Common Stock;

              (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

              (iv) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

              (v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company (A) at least twenty
(20) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place. Any notice required by clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and any notice required by clause (B) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property

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deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         (g) If any event occurs as to which in the reasonable and good faith opinion of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strict application would not fairly protect the purchase rights of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Warrant Purchase Price as otherwise determined pursuant to this paragraph 4 except in the event of a combination of shares of the type contemplated in paragraph 4(b) and then in no event to an amount larger than the Warrant Purchase Price as adjusted pursuant to paragraph 4(b).

    5. In the event the Company grants rights to all shareholders to purchase Common Stock, the registered holder of this Warrant shall have the same rights as if this Warrant had been exercised immediately prior to such grant.

    6. The registered holder of this Warrant shall, with respect to the shares of Common Stock issuable upon the exercise of this Warrant, have the registration rights and "piggy back" registration rights set forth in the Stock Purchase Agreement (the form of which is attached to the Memorandum) by and among the Company, Taglich Brothers and the Investors purchasing shares pursuant to the Memorandum. Such registration rights and "piggy back" registration rights are incorporated herein by this reference as if such provisions had been set forth herein in full.

    7. This Warrant need not be changed because of any change in the Warrant Purchase Price or in the number of shares of Common Stock purchased hereunder.

    8. The terms defined in this paragraph, whenever used in this Warrant, shall, unless the context otherwise requires, have the respective meanings hereinafter specified. The term "Common Stock shall mean and include the Company's Common Stock, $0.01 par value, authorized on the date of the original issue of this Warrant and shall also include in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in paragraph 4 hereof, the stock, securities or assets provided for in such paragraph. The term "Company" shall also include any successor corporation to ECOSCIENCE CORPORATION by merger, consolidation or otherwise.
The term "outstanding" when used with reference to Common Stock shall mean at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company. The term "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission, or any other Federal agency then administering such Securities Act, thereunder, all as the same shall be in effect at the time.

    9. This Warrant is exchangeable, upon the surrender hereby by the registered holder hereof at the office or agency of the Company, for new Warrants of like tenor representing in the

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aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by such registered holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any such new Warrants and, in the case of any such loss, theft, or destruction, upon delivery of a bond of indemnity, reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant or such new Warrants, the Company will issue to the registered holder hereof a new Warrant of like tenor, in lieu of this Warrant or such new Warrants, representing the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder.

    10. The Company agrees to use its best efforts to file timely all reports required to be filed by it pursuant to Section 13 or 15 of the Securities Exchange Act of 1934, as amended, and to provide such information as will permit the registered holder to sell this Warrant or any stock acquired upon exercise of this Warrant in accordance with Rule 144 under the Securities Act.

    11. The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. This Warrant shall not entitle the registered holder hereof to any voting rights or any rights as a stockholder of the Company. The rights and obligations of the Company, of the registered holder of this Warrant, and of any holder of shares of Common Stock issuable hereunder, shall survive the exercise of this Warrant.

    12. This Warrant sets forth the entire agreement of the Company and the registered holder of this Warrant and the Common Stock issuable upon the exercise of this Warrant with respect to the rights of the registered holder of this Warrant and the Common Stock issuable upon the exercise of this Warrant, notwithstanding the knowledge of such registered holder of any other agreement or the provisions of any agreement, whether or not known to such registered holder and the Company represents that there are no agreements inconsistent with the terms hereof or which purport in any way to bind the registered holder of this Warrant or the Common Stock.

    13. The validity, interpretation and performance of this Warrant and each of its terms and provisions shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal and to be dated September 25, 1996.


                                   ECOSCIENCE CORPORATION


                                   By:    /s/ HAROLD A. JOANNIDI
                                          ----------------------
                                   Name:  Harold A. Joannidi
                                   Title: Treasurer and Secretary

                                                                [CORPORATE SEAL]


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